                              EDIFICEREX.COM, INC.


                              AMENDED AND RESTATED


                            SERIES C PREFERRED STOCK


                               PURCHASE AGREEMENT




                                 MARCH 15 , 2000


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                              AMENDED AND RESTATED
                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


         This Amended and Restated Series C Preferred Stock Purchase Agreement (this "Agreement") is made as of this 15th day of March, 2000 by and among EdificeRex.com, Inc., a Delaware corporation (the "Company"), and the Investors identified on the signature pages hereto (each, an "Investor").

         WHEREAS, the Company and the Investors have entered into that certain Series C Preferred Stock Purchase Agreement, dated as of March 15, 2000 (the "Original Agreement"), pursuant to which the Investors agreed to purchase shares of Series C Preferred Stock, par value $.001 per share (the "Series C Stock"), of the Company; and

         WHEREAS, the Company and the Investors wish to amend and restate the Original Agreement for the purpose of amending the number of shares of Series C Stock purchased by Metropolitan Internet Partners I, LLC;

         NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Company and the Investors, intending to be legally bound, hereby agree to amend and restate in its entirety the Original Agreement, and hereby agree as follows:

     1. Purchase and Sale of Series C Preferred Stock.

     1.1 Sale and Issuance of Series C Preferred Stock. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing (as hereinafter defined), and the Company agrees to sell and issue to each Investor, the number of shares of Series C Stock set forth opposite such Investor's name on Schedule I hereto, having the terms set forth in the amended and restated certificate of incorporation of the Company in the form of Exhibit A hereto and the certificate of designations of the Company in the form of Exhibit B hereto (collectively, the "Certificate"), at a price of $7.81 per share, for an aggregate purchase price in the amount set forth opposite such Investor's name on Schedule I hereto.

     The total amount of shares of Series C Stock sold to the Investors pursuant to this Agreement is sometimes hereinafter referred to as the "Shares," and the Class A Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock") issuable upon conversion of the Shares is sometimes hereinafter referred to as the "Conversion Stock." The Shares and the Conversion Stock are sometimes hereinafter collectively referred to as the "Securities."

     1.2 Closing. The purchase and sale of the Shares shall take place at the offices of the Company, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., on the date hereof, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Series C Stock to be purchased by such Investor, against delivery to the Company by such Investor of a wire transfer of immediately available funds to an account designated by the Company, or certified check, in the amount of the aggregate purchase price therefor.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, except as set forth on the Schedule of Exceptions furnished to the Investors and attached hereto as Schedule II, specifically identifying the relevant subsection hereof, which exceptions shall be deemed to qualify the representations and warranties made hereunder, as follows:

     2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify will have a material adverse effect on its business, properties, operations, assets, liabilities or condition (financial or otherwise) (collectively, "Condition").

     2.2 Capitalization. Immediately prior to the Closing, the capital stock of the Company, as authorized by the Certificate, will consist of: (i) 155,000,000 shares of common stock, par value $.001 per share, of which (x) 150,000,000 shares will be designated as Class A Common Stock, of which 15,383,001 shares will be issued and outstanding, and (y) 5,000,000 shares will be designated as Class B Common Stock, par value $.001 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), all of which will be issued and outstanding; and (ii) 30,000,000 shares of preferred stock, par value $.001 per share, of which (x) 7,500,000 shares will be designated as Series A Preferred Stock, par value $.001 per share (the "Series A Stock"), all of which will be issued and outstanding, (y) 154,127 shares will be designated as Series B Preferred Stock, par value $.001 per share (the "Series B Stock"), of which 153,846 shares will be issued and outstanding, and (z) 5,000,000 shares will be designated as Series C Stock (together with the Series A Stock and the Series B Stock, the "Preferred Stock"), none of which will be issued and outstanding. Immediately prior to the Closing, 5,000,000 shares of Class A Common Stock will be reserved for issuance upon conversion of issued and outstanding shares of Class B Common Stock, 7,500,000 shares of Class A Common Stock will be reserved for issuance upon conversion of issued and outstanding shares of Series A Stock, 153,846 shares of Class A Common Stock will be reserved for issuance upon conversion of issued and outstanding shares of Series B Stock, and 6,000,000 shares of Class A Common Stock will be reserved for issuance to key employees, officers and directors of, and consultants to, the Company in respect of stock options, restricted stock and other awards authorized under the Company's 2000 Long-Term Incentive Compensation Plan (under which 190,000 options will be outstanding). The rights, privileges and preferences of the Common Stock and the Preferred Stock are as stated in the Certificate. Except as described in the first sentence of this Section 2.2, and except for conversion rights of issued and outstanding shares of Preferred Stock, as of the Closing, the Company will not (i) have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock and, except for the preemptive rights contained in the Stockholders' Agreement (as defined in Section 2.3), no Person (as defined in
Section 2.3(b)) will have any right to subscribe for or to purchase (including conversion or preemptive rights), or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or other claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company; (ii) have any capital stock, equity interests or other securities reserved for issuance for any purpose; or (iii) be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding clause (i) (other than for nominal consideration). All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly and validly issued and are fully paid and nonassessable and all of the shares of Series C Stock, when issued as contemplated hereby, and Class A Common Stock, when issued upon conversion of the Preferred Stock, will be validly issued, fully paid and nonassessable. There are no agreements to which the Company is a party with respect to the voting or transfer of the Company's capital stock.

     2.3 Authority; Execution and Delivery; Requisite Consents; Non-Violation.
(a) The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement, the Stockholders' Agreement in the form of Exhibit C attached hereto (the "Stockholders' Agreement") and the Registration Rights Agreement in the form of Exhibit D attached hereto (the "Registration Rights Agreement" and, together with the Stockholders' Agreement, the "Ancillary Agreements") and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company. This Agreement and each of the Ancillary Agreements have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

     (b) The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby will not: (a) except for those that have been or will timely be obtained or made, require any consent, license, permit, waiver, approval, authorization or other action of or by, or registration, declaration or filing with, any court or governmental authority, department, commission, board, bureau, agency or instrumentality ("Governmental Authority") or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (each, a "Person"); (b) violate or conflict with any provision of the Certificate or of the By-Laws of the Company as in effect immediately prior to the execution and delivery of this Agreement; or (c) with or without the giving of notice or the lapse of time or both, constitute a default under, violate or conflict with, or give rise to a right of termination, cancellation or acceleration under any Law (as defined in Section 2.6 below), any Contract (as defined in Section 2.9 below) to which the Company is a party, or any Order (as defined in Section 2.5 below) by which the Company or any of its assets is bound.

     2.4 Subsidiaries. The Company does not control, directly or indirectly, any partnership, stock or other equity interests in any partnership, corporation or other entity or have any voting rights or right to control the policies and direction of any partnership, corporation or other entity.

     2.5 Litigation. There is no action, suit or proceeding (collectively, "Actions") pending or, to the knowledge of the Company, threatened against the Company, or affecting any of the properties or assets of the Company, which is reasonably likely to have a material adverse effect on the Company's Condition. To the knowledge of the Company, there is no Action against any director, officer or employee of the Company in connection with the business of the Company. Neither the Company nor any of its assets or properties, nor, to the knowledge of the Company, in connection with its business, any director, officer or employee of the Company, is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority which is material to the Condition of the Company. There is no Action by the Company currently pending or which the Company currently intends to initiate.

     2.6 Compliance with Laws; Permits. To the knowledge of the Company, the Company has not violated or failed to comply with, in any material respect, any statute, law, ordinance, rule or regulation of any Governmental Authority that is material to it or any of its properties or assets (collectively, "Laws"). The Company has all permits, licenses, orders, certificates, authorizations and approvals of any Governmental Authority that are material to the conduct of its business as presently conducted (collectively, the "Permits"); all such Permits are in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits; and the Company does not know of any reason why such Permits may be revoked or suspended.

     2.7 Taxes. All material federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports (collectively, "Returns") have been timely filed. All such Returns are true, correct and complete in all material respects. All material taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due from the Company have been paid. No income tax return of the Company has been audited by the applicable Governmental Authority, and there are in effect no waivers of the applicable statute of limitations for Taxes in any jurisdiction for the Company for any period.

     2.8 Title to Assets. The Company has good and marketable title to all of its assets and properties, free and clear of any liens, pledges, security interests, claims, encumbrances or other restrictions of any kind whatsoever (collectively, "Liens"), except for Liens which individually and in the aggregate are not material in amount, do not materially detract from the value of such assets and properties and do not impair the use of such assets and properties. With respect to any assets or properties it leases, the Company holds a valid and subsisting leasehold interest therein, free and clear of any Liens (except for Liens which individually and in the aggregate are not material in amount, do not materially detract from the value of such assets and properties and do not impair the use of such assets and properties), is in compliance, in all material respects, with the terms of the applicable lease, and enjoys peaceful and undisturbed possession under such lease. All of the assets and properties of the Company that are material to the conduct of business as presently conducted or as presently contemplated to be conducted by the Company are in good operating condition and repair, subject to ordinary wear and tear.

     2.9 Contracts. Section 2.9 of Schedule II contains a true and complete list of each contract to which the Company is a party that is material to the business of the Company and which obligates the Company to pay, or contemplates payment by the Company of, $250,000 or more (each, a "Contract"). True and complete copies of all Contracts have been made available to the Investors. All of the Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the knowledge of the Company, the other parties thereto. The Company and, to the knowledge of the Company, each other party thereto has performed in all material respects all obligations required to be performed by it under the Contracts, and no violation exists in respect thereof on the part of the Company or, to the knowledge of the Company, any other party thereto. None of the Contracts is currently being renegotiated, and the validity, effectiveness and continuation of all Contracts will not be materially adversely affected by the transactions contemplated by this Agreement.

     2.10 Intellectual Property.

     (a) The Company has exclusive ownership of, with the exclusive right to use, sell, license, dispose of and bring actions for infringement of, all Intellectual Property Rights (as defined in this Section 2.10) material to the conduct of its business as presently conducted, and as presently contemplated to be conducted, including, without limitation, all rights to the Company name "EdificeRex.com" (the "Company Rights").

     (b) The business of the Company as presently conducted, and as presently contemplated to be conducted, and the provision of services by the Company do not, and will not, violate any agreements which the Company has with any third party or infringe any Intellectual Property Rights of any third party.

     (c) No claim is pending or, to the knowledge of the Company, threatened against the Company, nor has the Company received any notice from any Person, asserting that any of the Company's present or contemplated activities infringe or may infringe any Intellectual Property Rights of such Person, and the Company is not aware of any infringement by any other Person of any of the Company Rights.

     (d) The Company has taken all commercially reasonable steps required to establish and preserve its ownership of all of the Company Rights. Each employee of the Company, and each of the Company's consultants and independent contractors involved in development of any of the Company Rights, has executed an agreement regarding confidentiality and proprietary information, and, to the knowledge of the Company, none of such employees, consultants or independent contractors is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to confidentiality or proprietary information.

     As used herein, the "Intellectual Property Rights" of a Person shall mean all intellectual property rights necessary for the operation of such Person's business, including, without limitation, all patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, domain names, URLs, computer programs and other computer software, inventions, designs, samples, specifications, schematics, know-how, trade secrets, proprietary processes and formulae, including production technology and processes, all source and object code, algorithms, promotional materials, customer lists, supplier and dealer lists and marketing research, and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

     2.11 Minute Books. The minute books of the Company fully set forth all action taken by the Board of Directors (including any committee thereof) and the stockholders of the Company.

     2.12 Registration Rights. Except as provided in the Registration Rights Agreement and in the registration rights agreement that the Company has entered into with i-Hatch Ventures, LLC and i-Hatch Advisors, LLC relating to the Series B Stock, no Person has demand, "piggy-back" or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any securities of the Company or to participate in any such registration statement.

     2.13 No Brokers or Finders. Neither the Company nor any of its affiliates has entered or will enter into any agreement pursuant to which the Company or the Investors will be liable, as a result of the transactions contemplated by this Agreement or the Ancillary Agreements, for any claim of any Person for any commission, fee or other compensation as finder or broker.

     2.14 Investment Company Act. The Company is not an "investment company" nor is the Company directly or indirectly controlled by or acting on behalf of any Person which is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.15 Use of Proceeds. The Company will use the proceeds from the sale of the Shares to the Investors for general corporate purposes arising in the ordinary course of business, including, without limitation, the development of the Company's web site and broadband service offerings and the marketing, advertising and promotion thereof, and may be required to use a portion of such proceeds to repay funds loaned to it by Insignia Financial Group, Inc. ("Insignia") to finance the organization and operations of the Company.

     3. Representations and Warranties of the Investors. Each Investor hereby severally represents and warrants to the Company as follows:

     3.1 Organization. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     3.2 Authorization; Execution and Delivery; Requisite Consents; Non-Violation. (a) The Investor has all requisite power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of the Investor. This Agreement and each of the Ancillary Agreements have been duly executed and delivered by the Investor and constitute the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms.

     (b) The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation by the Investor of the transactions contemplated hereby and thereby will not: (a) except for those that have been or will timely be obtained or made, require any consent, license, permit, waiver, approval, authorization or other action of or by, or registration, declaration or filing with, any Governmental Authority or Person; (b) violate or conflict with any provision of the organizational documents of the Investor as in effect immediately prior to the execution and delivery of this Agreement; or (c) with or without the giving of notice or the lapse of time or both, constitute a default under, violate or conflict with, or give rise to a right of termination, cancellation or acceleration under any material law to which the Investor is subject, any material contract to which the Investor is a party, or any Order by which the Investor or any of its assets is bound.

     3.3 No Intended Resale. The Shares are being acquired by the Investor solely for its own account for investment purposes only and not with a view to or in connection with any resale or distribution thereof in violation of the Securities Act.

     3.4 Investment Experience; Accredited Investor. The Investor understands that the Company is recently formed and has only a limited operating history. The Investor can bear the economic risk (including the complete loss) of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     3.5 Restricted Securities. The Investor understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.6 Conflicts of Interest. The Investor acknowledges that: (a) the Company and Insignia are parties to an Advisory and Administrative Services Agreement, pursuant to which the Company will pay Insignia to perform management, financial and legal advisory services on behalf of the Company and will reimburse Insignia for related out-of-pocket expenses, and that, because Insignia is the parent of the Company, such agreement was not negotiated on an arm's-length basis; (b) Insignia and/or one or more of its affiliates and the Company may in the future enter into various other agreements that could be deemed to benefit Insignia and that, because Insignia is the parent of the Company, such agreements would not be negotiated on an arm's-length basis; and
(c) Insignia may require the Company to use a portion of the proceeds from the sale of the Shares to repay funds loaned by Insignia to the Company to finance the organization and operations of the Company.

     3.7 Legends. The Investor understands that the certificates evidencing the Shares will bear the legends set forth in the Stockholders' Agreement.

     3.8 No Brokers or Finders. The Investor has not entered and will not enter into any agreement pursuant to which the Company or the Investors will be liable, as a result of the transactions contemplated by this Agreement or the Ancillary Agreements, for any claim of any Person for any commission, fee or other compensation as finder or broker.

     4. Conditions of each Investor's Obligations at Closing. The obligation of each Investor to purchase the Shares to be purchased by it at the Closing is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which may be waived by the Investor:

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     4.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

     4.2 Performance. The Company shall have performed or complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     4.3 Compliance Certificate. The Investor shall have received a certificate dated as of the date of the Closing executed by a senior officer of the Company certifying that, to such officer's knowledge, the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

     4.4 Stock Certificates. At the Closing, the Company shall have tendered to the Investor a certificate representing the Shares to be purchased by the Investor pursuant to this Agreement, in form and substance reasonably satisfactory to the Investor and sufficient to transfer to and vest in the Investor good and valid title to the Shares.

     4.5 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and Persons necessary for the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, all without material cost to the Company.

     4.6 No Litigation. There shall not be any Action of or before any Governmental Authority pending with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby that might materially adversely affect the Condition of the Company or that would restrain, enjoin or otherwise prohibit such transactions.

     4.7 Ancillary Agreements; Certificate. The Ancillary Agreements shall have been executed and delivered by each of the parties thereto (other than other Investors) and shall be in full force and effect. The Certificate shall have been duly filed and shall be in full force and effect.

     4.8 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor and its counsel, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which may be waived by the Company:

     5.1 Representations and Warranties. The representations and warranties of each Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

     5.2 Performance. Each Investor shall have performed or complied with all agreements and conditions required by this Agreement and the Ancillary Agreements to be performed or complied with by it prior to or at the Closing.

     5.3 Payment of Purchase Price. Each Investor shall have delivered to the Company the aggregate purchase price payable for the Shares purchased by the Investor pursuant to this Agreement.

     6. Miscellaneous.

     6.1 Expenses. All fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

     6.2 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer and payment for the Shares and the consummation of the transactions contemplated hereby; provided, however, that the representations and warranties contained in Sections 2 and 3 (other than the representations and warranties contained in Sections 2.1 through 2.4, 2.7 and 2.12, which shall survive so long as any Investor or any of its successors or permitted assigns holds any Securities) shall terminate on the later to occur of (i) two years from the date hereof and (ii) the consummation of a Qualified Initial Public Offering (as such term is defined in the Registration Rights Agreement), provided further, however, that no representation or warranty shall terminate until after the final non-appealable resolution of any claim relating to such representation or warranty, which claim shall have been made prior to the expiration of such representation or warranty.

     6.3 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

     6.4 Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by a written instrument signed by the Company and the applicable Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon such Investor and the Company.

     6.5 Assignment; Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned or delegated by (a) the Company without the prior written consent of the Investors or (b) by any Investor without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     6.6 APPLICABLE LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

     6.7 JUDICIAL PROCEEDINGS. ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RIGHTS OR INTERESTS OF ANY INVESTOR OR THE COMPANY OR THE BREACH OR ALLEGED BREACH OF THIS AGREEMENT, WHETHER ARISING DURING, AT OR AFTER THE TERMINATION OF THIS AGREEMENT (EACH OF THE FOREGOING DISPUTES, CONTROVERSIES AND CLAIMS HEREINAFTER REFERRED TO AS AN "AGREEMENT DISPUTE"), SHALL BE

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BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY, CITY AND STATE
OF NEW YORK, AND EACH OF THE PARTIES HERETO (i) UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY AND (ii) IRREVOCABLY WAIVES ANY OBJECTION SUCH PARTY MAY NOW HAVE OR HEREAFTER HAS AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING AN AGREEMENT DISPUTE.

     6.8 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be personally delivered, mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by a nationally recognized overnight courier, addressed to the applicable party at its address set forth under its name on the signature page hereto (or such other address as such party shall hereafter specify by written notice in writing to the other parties hereto). Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of a nationally recognized overnight courier, on the next business day after the date when sent, and (C) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     6.9 Entire Agreement. This Agreement and the documents referred to herein or delivered pursuant hereto or pursuant to such documents, including all exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings among the parties with respect to their subject matter.

     6.10 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     6.11 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     6.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                           [Signature page(s) follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               EDIFICEREX.COM, INC.


                               By: /s/ Jeffrey P. Cohen
                                   --------------------------
                                    Jeffrey P. Cohen
                                    Executive Vice President

                                    Address:
                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention:  Jeffrey P. Cohen

                               METROPOLITAN INTERNET PARTNERS I, LLC

                               By:  MIP I, LLC, its Managing Member

                               By:  Insignia Internet Initiatives, Inc.,
                                       its Managing Member


                               By: /s/ Adam B. Gilbert
                                   --------------------------
                                     Adam B. Gilbert
                                     President

                                     Address:
                                     c/o Insignia Internet Initiatives, Inc.
                                     300 Delaware Avenue, Suite 900
                                     Wilmington, Delaware 19801
                                     Attention: Adam B. Gilbert


                               BLACKACRE CAPITAL MANAGEMENT, LLC


                               By: /s/ Ronald Kravit
                                   --------------------------
                                     Ronald Kravit
                                     Managing Director

                                     Address:
                                     450 Park Avenue
                                     New York, New York 10022
                                     Attention: Ronald Kravit

                            SCHEDULE I

                          March 15, 2000


              Name of Investor           Number of Shares   Purchase Price
                                         of Series C
                                         Preferred Stock
                                         Purchased
---------------------------------------- ------------------ --------------------

Metropolitan Internet Partners I, LLC       4,543,040       $35,481,142.40


Blackacre Capital Management, LLC              52,309          $408,533.29








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